Subsequent events	12 Months Ended
Dec. 31, 2024
Subsequent Events [Abstract]
Subsequent events	Subsequent events
Bloom Notes – 2024
Effective January 17, 2025, the Company settled in full its remaining obligations under the Bloom Note - 2024. See Note 15 — Notes payable — Bloom Notes for further details.
Bloom Note – 2025 Exchange
On January 17, 2025, the Company entered into an agreement with the Bloom Lenders (the “Note Exchange Agreement”), pursuant to which the Company agreed to accept from the Bloom Lenders, and the Bloom Lenders agreed to transfer to Holdings, the Bloom Notes – 2025 in exchange for senior secured notes of the Company that have an aggregate principal balance of $67 million (the “Senior Secured Notes — 2027”), consisting of the $60 million principal of the Bloom Notes – 2025 plus $7 million of accrued interest on such notes (the “Note Exchange”). In connection with the Note Exchange, the Company paid in cash (i) $0.6 million, representing the remaining balance of interest accrued on the Bloom Notes – 2025 as of the date of the Note Exchange and (ii) $1.0 million of origination fees. The Senior Secured Notes – 2027 mature on January 17, 2027 and bear interest at 10% per annum, compounded monthly and computed daily on the basis of a 360-day year for the actual number of days elapsed for any period of time. Interest is payable monthly in arrears, beginning February 17, 2025, with principal repayments beginning August 17, 2025. There are no prepayment penalties on the Senior Secured Notes – 2027.
Hello Farms
Refer to Note 26 — Commitments and contingencies for further information on the judgment awarded to Hello Farms against the Company for breach of contract.